UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): February 9, 1998
                                                  (January 30, 1998)


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




  Delaware                       1-8736                 94-2934609
(State or other                (Commission             (I.R.S. Employer
jurisdiction of                File Number)            Identification Number)
incorporation)



         650 California Street, San Francisco, California 94108-2788
               (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code: (415) 981-8150
                                                     http://www.homestake.com

Item 5.    Other Events.

1.       Amendment to the Bylaws

         This Form 8-K is submitted to file the Bylaws (as amended through January 30, 1998), listed below in Item 7, to increase the number of directors to 13.


2.       Election of Director

         Effective January 30, 1998, Peter J. Neff became a member of the Registrant's board of directors.

Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits.

Exhibit 3.5 Bylaws (as amended through January 30, 1998) of Homestake Mining Company.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated:   February 9, 1998




                                           HOMESTAKE MINING COMPANY
                                                (Registrant)



                                        By:  /s/ David W. Peat
                                             -----------------
                                             David W. Peat
                                             Vice President and Controller